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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: March 5, 2003



                             HELMERICH & PAYNE, INC.
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             (Exact name of registrant as specified in its charter)



Delaware                              1-4221                      73-0679879
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(State or other                  (Commission File             (I.R.S. Employer
jurisdiction of                       Number)                   Identification
incorporation)                                                     Number)


Utica at Twenty-first Street, Tulsa, Oklahoma                    74114
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(Address of principal executive offices)                       (Zip Code)


                                 (918) 742-5531
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure.

         Effective March 5, 2003, Mr. George A. Schaefer retired from the Board of Directors of Registrant. As a consequence, the Registrant's Board of Directors decreased its membership from ten to nine.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            HELMERICH & PAYNE, INC.
                                                (Registrant)



                                            By: /s/ Steven R. Mackey
                                                --------------------------------
                                                Name:   Steven R. Mackey
                                                Title:  Vice President



Dated:   March 5, 2003


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